SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (date of earliest event reported)


                                  JULY 31, 1997


                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number
Identification
of incorporation                                              Number

Delaware                             1-3492                   No. 75-
2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive
offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600




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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.
         On  July  31,  1997,   registrant   issued  a  press  release
entitled
Halliburton $75 Million Notes Offering pertaining, among other things, to an announcement that an offering of $75 million principal amount registrant 6.3 percent notes due August 5, 2002 under registrant's medium-term note program was issued through registrant's agents. The notes were priced at par.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.
             Exhibit 20 - Press release dated July 31, 1997.




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                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            HALLIBURTON COMPANY
Date: August 1, 1997                        By:  /s/ Susan S. Keith
                                               -------------------------------
                                                   -Susan S. Keith
                                                   Vice President, Secretary
                                                   and Corporate Counsel









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                              EXHIBIT INDEX



Exhibit
Sequentially
Number                     Description                           Numbered
Page

   20                      Press Release of
                           July 31, 1997                              5 of 5
                           Incorporated by Reference








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